UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2016

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On February 4, 2016, PPL Corporation ("PPL") issued a press release announcing its financial results for the year ended December 31, 2015, and other business matters. A copy of the press release is furnished as Exhibit 99.1.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On February 4, 2016, at 8:30 a.m. (Eastern Time), members of PPL's senior management will hold a teleconference and webcast with financial analysts to discuss PPL's financial results for the year ended December 31, 2015, and other business matters. A copy of the slides to be used during the webcast is furnished as Exhibit 99.2. The event will be available live, in audio format, together with the slides, on PPL's Internet Web site: www.pplweb.com. The webcast will be available for replay on PPL's Web site for 30 days.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release, dated February 4, 2016, announcing PPL's financial results for the year ended December 31, 2015, and other business matters.

	99.2 -	Slides to be used on the February 4, 2016 webcast among members of PPL's senior management and financial analysts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  February 4, 2016